UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2017 (June 28, 2017)

CLOUD SECURITY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-54440	27-4479356
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2 Park Plaza, Suite 400

Irvine, CA 92691

(Address of principal executive office)

(949) 769-3536

(Registrant's telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Stock Purchase Agreement between Goldenrise Development, Inc. and Michael Dunn

As previously reported on our current report on Form 8-K filed with the Commission on June 29, 2017, incorporated herein by reference, on June 28, 2017, Goldenrise Development, Inc., a California corporation (“Goldenrise”) and Cloud Security Corporation (the “Company”) entered into a Stock Purchase Agreement (the “Agreement”) with Michael R. Dunn, the Company’s sole officer and director (the “Purchaser”). Pursuant to the Agreement, Goldenrise agreed to sell and Purchaser agreed to purchase 12,000,000 restricted common stock shares of the Company (the “Shares”), representing approximately 92.12% of the Company’s outstanding shares of common stock. In consideration for the Shares, Purchaser agreed to pay Goldenrise a total of $400,000 as follows: (i) $180,000 on or before July 15, 2017 (extended to July 28, 2017) (the “Closing”), (ii) $180,000 shall be withheld by Purchaser and applied towards monies owed by Seller to Purchaser; and (iii) $40,000 shall be with withheld by Purchaser and applied towards invoices related to the audit and legal fees associated with the reporting requirements of the Company through the date of Closing. The Closing occurred on July 28, 2017.

The Closing of the Agreement effectuated a change in control of the Company. As a result of the Closing, the Purchaser owns approximately 92.12% of the Company's issued and outstanding common stock. The are no arrangements or understandings among members of both the former and new control groups and their associates with respect to election of officers or other matters, except as set forth herein.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text thereof, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on June 29, 2017 and incorporated herein by reference.

Stock Purchase Agreement between Michael Dunn, China Israel Biotechnology Co. Ltd. and Central Bio-MD Technology Co. Ltd.

On June 28, 2017, Michael Dunn (the “Seller”) and China Israel Biotechnology Co. Ltd. and Central Bio-MD Technology Co. Ltd, each a Chinese corporation (collectively, the “Buyers”), entered into a Stock Purchase Agreement (the “SPA”). Pursuant to the SPA, Seller agreed to sell and Buyers agreed to purchase 6,000,000 restricted common stock shares of the Company (the “Shares”), representing approximately 46.06% of the Company’s outstanding shares of common stock. In consideration for the Shares, Buyers agreed to pay to Seller a total of $200,000 upon execution of the SPA. The closing of the SPA is expected to occur on or before July 12, 2017, unless mutually extended by the parties (the “Closing”). The Closing of the SPA was extended mutually by the parties and closed on July 28, 2017.

The Closing of the SPA effected a secondary change in control of the Company as Buyers now own approximately 46.06% of the Company's issued and outstanding common stock. There are no arrangements or understandings among members of both the former and new control groups and their associates with respect to election of officers or other matters.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the ful[l text thereof, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Security Ownership of Certain Beneficial Owners and Management

The following table lists, as of July 28, 2017, the number of shares of common stock that are beneficially owned by (i) each person or entity known to the Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each officer and director of the Company; and (iii) all officers and directors as a group.

The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Under these rules more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. Except as noted below, each person has sole voting and investment power.

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Unless otherwise indicated below, each beneficial owner named in the table has sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. The address of each beneficial owner is 2 Park Plaza, Suite 400, Irvine, CA 92691 and the address of more than 5% of common stock is detailed below.

Name and Address of Beneficial Owner, Directors and Officers:	Amount and Nature of Beneficial Ownership	Percentage of Beneficial Ownership (1)
Michael R. Dunn (2)	3,500,000	26.86%
Qingxi “Sunny” Huang (3)	0	0%
Amanda Huang(4)	1,500,000	11.51%

All executive officers and directors as a group (3 people)	5,000,000	38.37%

Beneficial Shareholders of Common Stock greater than 5%
China Israel Biotechnology Co. Ltd.(5)	4,500,000	34.54%
Central Bio-MD Valley Technology Co., Ltd.(6)	1,500,000	11.51%

(1) Applicable percentage of ownership is based on 13,026,980 shares of common stock outstanding and 0 shares of Preferred Stock issued and outstanding on July 31, 2017. Percentage totals are calculated separately based on each class of capital stock. Percentage ownership is determined based on shares owned together with securities exercisable or convertible into shares of common stock within 60 days of July 31, 2017, for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to securities exercisable or convertible into shares of common stock that are currently exercisable or exercisable within 60 days of July 31, 2017, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2) Michael R. Dunn is President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Chairman of the Board of the Company; his beneficial ownership includes 3,500,000 shares of common stock, as acquired from Goldenrise Development on July 28, 2017 and 0 shares issuable upon the exercise of stock options.

(3) Qingxi “Sunny” Huang is Chairman of the Board of Directors of the Company; his beneficial ownership includes 0 shares of common stock directly owned and 0 shares issuable upon the exercise of stock options. Mr. Huang is an indirect beneficiary of 6,000,000 shares of common stock owned by China Israel Biotechnology Co. Ltd. and Central Bio-MD Valley Technology Co., Ltd. Mr. Huang and Ms. Amanda Huang have no familial relationship to each other.

(4) Amanda Huang is Senior Vice President of the Company; her beneficial ownership includes 1,500,000 shares of common stock acquired on July 28, 2017 pursuant to a private consulting agreement between Ms. Huang and Mr. Dunn. Mr. Sunny Huang and Ms. Amanda Huang have no familial relationship to each other.

(5) China Israel Biotechnology Co. Ltd. (“CIB”), is a Chinese corporation, having an address at 21F, Hualing Building, 111 Furong Rd, Changsha, Hunan Province, China. CIB is owned 100% by Central Bio-MD Valley Technology Co., Ltd. Beneficial ownership includes 4,500,000 shares of common stock issued pursuant to the SPA which closed on July 28, 2017.

(6) Central Bio-MD Valley Technology Co., Ltd. (“CBV”), is a Chinese corporation, having an address at 21F, Hualing Building, 111 Furong Rd, Changsha, Hunan Province, China. CBV is controlled by Huang “Sunny” Qingxi. Beneficial ownership includes 1,500,000 shares of common stock issued pursuant to the SPA which closed on July 28, 2017.

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Item 5.01	Change in Control of Registrant.

As a result of the Closing of the Agreement and SPA, a change of control of the Company occurred. To the extent required by Item 5.01 of Form 8-K, the information contained in Item 1.01 of this Current Report is incorporated by reference in this Item 5.01.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Michael R. Dunn – Resignation

On July 28, 2017, Mr. Michael R. Dunn resigned as the Company’s Chairman of the Board effective immediately. Mr. Dunn will remain in office as Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer and a director. Mr. Dunn’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, practices, or otherwise.

The Board approved and accepted Mr. Dunn’s resignation as Chairman on July 28, 2017.

Qingxi “Sunny” Huang– Appointment

On July 28, 2017, the Board appointed Qingxi “Sunny” Huang, age 43, as Chairman of the Company’s Board of Directors to serve until the next annual meeting and until his successor is duly appointed. Mr. Huang accepted such appointment on July 28, 2017.

Amanda Huang – Appointment

On July 28, 2017, the Board appointed Amanda Huang, age 54, as the Company’s Senior Vice President to serve until the next annual meeting and until his successor is duly appointed. Ms. Huang accepted such appointment on July 28, 2017.

The biography for Mr. Huang and Ms. Huang are set forth below:

Qingxi “Sunny” Huang- 43- Mr. Huang received his first degree in mathematics from Hunan Normal University earning in 1996 and second degree in computer applications from the Chinese Computer Correspondence College. In 2012, he was appointed as MBA Master Tutor for the business school of Hunan Normal University. In 1994, Mr. Huang founded Sanry business development organization and is known for being one of the first entrepreneurs of the Hunan Province. Thereafter, in 2004, he founded Hunan Anson Bio-Technology Enterprise (group) and acted as president of the Anson Trauma and Burns Treatment center, the leading brand of nano silver antibacterial application. In 2011, Mr. Huang was elected as President of the Hunan Association for Medical Devices Industry, the most authoritative and largest organization of medical equipment business organizations in the Hunan Province.

In 2012, Mr. Huang founded Bio-MD Valley Technology Co., Ltd., a company committed to constructing the central biological Silicon Valley and One-Stop venture incubator platform in medical equipment and biological technology in China. In 2013, Central Bio-MD won the key construction project award of Hunan, Changsha and Yuhua District. In 2014, he was appointed as Council member of China Glory Society, the largest charity, poverty alleviation organization in China. In 2016, he was appointed as Executive President and Executive Secretary of Zhisland Tribes of Hunan Island, China’s most high-end entrepreneurial club.

In 2017, Central Bio-MD was named the best growth enterprise in the Yuhua District and Mr. Qingzi was names the most advanced individual.

Mr. Huang is currently a director of HK0039, a Hong Kong listed public company, President of Central Bio-MD Valley Technology Co. Ltd., President of Anson Biological Technology Co., Ltd. and Cihuaiji (chronic disease management and wisdom medical service platform for cancer and diabetes. Mr. Huang is also President of Extong, a third-party trading platform for the elderly health industry, and President of Jiuzhouhaorongtong, a third-party internet financial services platform in China.

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In 2005 and 2006, Mr. Huang won the 1st Top 10 Charity Enterprise Award and Top 10 Outstanding Youth Award in the Hunan Province, and in 2008 won the 10 Best Entrepreneurs award in Yuhua District, Changsha. Mr. Huang has previously acted as an executive member of the Hunan Association of Industry and Commerce (1999/2007), Council Member of the Hunan Glory Society (2003), Executive Committee Member of the Hunan Youth Federation (2008), Vice Secretary General of Intellectuals Association of Hunan Province (2010).

Amanda Huang – 54 –From 1997 to 2005 Ms. Huang worked for Singapore Airlines as a marketing manager. From 2005 to 2010, Ms. Huang was a corporate consultant and then executive at American Express Corporate Consulting where she was responsible for constructing and managing large-scale VIP programs, including the World Expo USA Pavilion in 2010.. In 2011, Ms. Huang worked as a leading program administration manager for Panasonic and was responsible for executing and managing international airline programs. . Ms. Huang began working for the Company in a business development capacity. From June 2016 to present, Ms. Huang worked as Director of VIP Customer Services, then worked in June 2017 began working as Executive VP of marketing for CLDS. Ms. Huang received a bachelor degree in business administration from the University of Hernan and an EMBA in International Business Management from the University of Cincinnati. Additionally, Ms. Huang received a certificate in industrial management from SABRE

Family Relationships

Mr. Huang and Ms. Huang are not related to any Officers or Directors of the Company. Mr. Huang and Ms. Huang have no familial relationship to each other.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Stock Purchase Agreement dated June 28, 2017, by and between Mr. Michael R. Dunn and China Israel Biotechnology Co. Ltd. and Central Bio-MD Technology Co. Ltd, filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

August 1, 2017	CLOUD SECURITY CORPORATION

/s/ Michael R. Dunn____

Name: Michael R. Dunn

Title: Chief Executive Officer

Chief Financial Officer

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